UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): October 6, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 8.01     Press release dated 6 October, 2004 - Holding(s) in Company

The company has received the following notification:





                                                 Goldman Sachs International
                                                 Peterborough Court
                                                 133 Fleet Street
                                                 London EC4A 2BB





Ms. Mary Skelley
Marconi Corp Plc
34 Grosvenor Square
London W1K 2HD


06 October 2004


                                                 Fax No: 020 7493 1974



Dear Ms Skelley


UK Companies Act 1985 - Sections 198-203 - Marconi Corp Plc (the "Company")



This notification relates to issued ordinary shares in the capital of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").



It has come to our attention that at close of business on 04 October 2004, The Goldman Sachs Group, Inc., of 85 Broad Street, New York, NY 10004, USA, was interested in 8,196,634 shares.


Of these 8,196,634 shares,


a) The interest in 179,999 shares arose from the interest held by Goldman, Sachs & Co. ("GS&Co"), a wholly-owned direct subsidiary of GS Inc, acting as custodian for its customers. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees), Limited.


b) The interest in 8,770 shares arose from the interest held by GS&Co., acting as custodian of 4,385 American Depositary Receipts ("ADRs"). These ADRs are, or will be, held at the Depositary Trust Company of New York ("DTC").


c) The interest in 7,857,865 shares arose from a beneficial interest held by Goldman Sachs International ("GSI"), a wholly-owned indirect subsidiary of GS Inc. These shares are, or will be, registered at CREST in account CREPTEMP.


d) The interest in 150,000 shares arose from a beneficial interest of 75,000 ADRs held by GSI. These ADRs are, or will be, held at DTC.

A copy of this fax is being sent to you by post. Please do not hesitate to contact me should you have any questions.




Yours sincerely,



Stuart Melerie
For and on behalf of
The Goldman Sachs Group, Inc.







END

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 6, 2004